Investments in U.S. Treasury Bills available-for-sale	12 Months Ended
Jun. 30, 2024
Investments In U.s. Treasury Bills Available-for-sale
Investments in U.S. Treasury Bills available-for-sale

4. Investments in U.S. Treasury Bills available-for-sale

The following is a summary of the U.S. Treasury Bills held at June 30, 2023:

	Amortized Cost Basis	Gross Unrealized Gain	Gross Unrealized loss	Fair Value	Total Accumulated Other Comprehensive Income
U.S. Treasury Bills due in 3 - 6 months	$14,301,136	$176,591	$—	$14,477,726	$176,591

During the fiscal year ended June 30, 2023, the Company purchased a total of approximately $46 million of U.S. Treasury Bills. All outstanding investments in U.S. Treasury Bills available-for-sale held at June 30, 2023 matured during the three months ended September 30, 2023 and were settled, resulting in a realized gain of $223,865 recorded as a component of interest income on the accompanying statement of operations and comprehensive loss.